Consent of Independent Auditors


We consent to the incorporation by reference in Post Effective Amendment No. 1 to Registration Statement Number 2-75876 on Form S-8 dated January 20, 1983, of our report dated November 22, 1995 with respect to the consolidated financial statements and schedule included in the Annual Report on Form 10-K of Pulaski Furniture Corporation for the year ended October 29, 1995.


                                                              ERNST & YOUNG LLP


Winston-Salem, North Carolina
January 24, 1996